Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended September 30, 2017
www.preit.com
NYSE: PEI
NYSE: PEIPRB, PEIPRC, PEIPRD

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
September 30, 2017

Table of Contents
Introduction
Definitions	1
Company Information	2
Market Capitalization and Capital Resources	3
Operating Results
Statement of Operations - Quarters and Nine Months Ended September 30, 2017 and September 30, 2016	5
Computation of Earnings Per Share	6
Net Operating Income - Quarters and Nine Months Ended September 30, 2017 and September 30, 2016	7
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Quarters Ended September 30, 2017 and September 30, 2016	8
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Quarters Ended September 30, 2017 and September 30, 2016	9
Funds From Operations and Funds Available For Distribution - Quarters and Nine Months Ended September 30, 2017 and September 30, 2016	12
Operating Statistics
Leasing Activity Summary - Quarter Ended September 30, 2017	13
Leasing Activity Summary - Nine Months Ended September 30, 2017	14
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	15
Mall Occupancy Percentage and Sales Per Square Foot	16
Top Twenty Tenants	17
Lease Expirations	18
Property Information	19
Anchor Replacement Summary	23
Balance Sheet
Condensed Balance Sheet - Proportionate Consolidation Method	24
Investment in Real Estate - Consolidated Properties	26
Investment in Real Estate - Equity Method Investments	27
Property Redevelopment Table	28
Capital Expenditures	29
Debt Analysis	30
Debt Schedule	31
Selected Debt Ratios	32
Forward Looking Statements	33

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations, as adjusted, per diluted share and OP Unit, which are non-GAAP measures, for the three and nine months ended September 30, 2017 and 2016 to show the effect of loss on hedge ineffectiveness and provision for employee separation expense which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to loss on hedge ineffectiveness and provision for employee separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expenses of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expenses, provision for employee separation expense, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and acquisition costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 28 retail properties, of which 24 are operating retail properties and four which are development or redevelopment properties. The 24 operating retail properties have a total of 19.6 million square feet and include 20 shopping malls and four other retail properties.
The above property counts do not include Valley View Mall in La Crosse, Wisconsin because this property is classified as “held for sale” as of September 30, 2017.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: Heather.Crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7349

Stifel Nicolaus	Jennifer Hummert	(443) 224-1288
	Simon Yarmack	(443) 224-1345

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Trading Information and Distributions per Common Share
(in thousands, except per share amounts)

	Quarter Ended September 30,		Year Ended December 31,
TRADING INFORMATION	2017	2016	2016	2015

Common Shares
High Price per share	$13.02	$26.57	$25.67	$25.34
Low Price per share	$9.75	$21.32	$16.42	$18.65
Closing Share Price (at the end of period)	$10.49	$23.03	$18.96	$21.87

Series A Preferred Shares(1)
High Price per share	$25.61	$26.48	$26.50	$27.62
Low Price per share	$25.08	$25.43	$24.80	$24.23
Closing Share Price (at the end of period)	$25.16	$25.64	$25.29	$25.81

Series B Preferred Shares
High Price per share	$25.74	$26.71	$26.71	$26.89
Low Price per share	$24.95	$25.80	$22.46	$25.09
Closing Share Price (at the end of period)	$25.25	$26.01	$25.00	$25.65

Series C Preferred Shares
High Price per share	$26.98	N/A	N/A	N/A
Low Price per share	$25.13	N/A	N/A	N/A
Closing Share Price (at the end of period)	$25.99	N/A	N/A	N/A

Series D Preferred Shares
High Price per share	$25.35	N/A	N/A	N/A
Low Price per share	$24.50	N/A	N/A	N/A
Closing Share Price (at the end of period)	$25.01	N/A	N/A	N/A

DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(2)	$—	$—	$—
Non-Dividend Distributions	(2)	0.21	0.84	0.84
Distributions per common share	$0.21	$0.21	$0.84	$0.84
Annualized Dividend Yield (3)	8.0%	3.6%	4.4%	3.8%
(1)The Series A Preferred Shares were redeemed on October 12, 2017 and are no longer outstanding.
(2)Tax status of 2017 dividend payments will be available in January 2018.
(3)Based on closing share price at the end of the period.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended September 30,		Year Ended December 31,
	2017	2016	2016	2015
MARKET CAPITALIZATION

EQUITY CAPITALIZATION
Common Shares Outstanding	69,888	69,537	69,553	69,197
OP Units Outstanding	8,291	8,313	8,313	8,338
Total Common Shares and OP Units Outstanding	78,179	77,850	77,866	77,535
Equity Market Capitalization—Common Shares and OP Units	$820,096	$1,792,888	$1,476,339	$1,695,693
Series A Preferred Shares, Nominal Value (1)	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Series C Preferred Shares, Nominal Value	172,500	N/A	N/A	N/A
Series D Preferred Shares, Nominal Value	120,000	N/A	N/A	N/A
Total Equity Market Capitalization	$1,313,846	$1,994,138	$1,677,589	$1,896,943

DEBT CAPITALIZATION
Secured Debt Balance (2)	$1,263,708	$1,434,436	$1,428,894	$1,588,654
Unsecured Debt Balance (3) (4)	550,000	515,000	547,000	465,000
Debt Capitalization	1,813,708	1,949,436	1,975,894	2,053,654
TOTAL MARKET CAPITALIZATION	$3,127,554	$3,943,574	$3,653,483	$3,950,597

Equity Capitalization/Total Market Capitalization	42.0%	50.6%	45.9%	48.0%
Debt Capitalization/Total Market Capitalization	58.0%	49.4%	54.1%	52.0%
Unsecured Debt Balance/Total Debt	30.3%	26.4%	27.7%	22.6%

CAPITAL RESOURCES
Cash and Cash Equivalents	$99,758	$40,842	$21,892	$37,754
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	—	(115,000)	(147,000)	(65,000)
Letters of Credit	(15,786)	(7,400)	—	(7,852)
Available Revolving Facility (5)	384,214	277,600	253,000	327,148
Term Loans	550,000	550,000	550,000	400,000
Amount Borrowed	(550,000)	(400,000)	(400,000)	(400,000)
Available Term Loans (5)	—	150,000	150,000	—
TOTAL	$483,972	$468,442	$424,892	$364,902
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000
(1) The Series A Preferred Shares were redeemed on October 12, 2017 and are no longer outstanding.
(2) Includes consolidated mortgage debt, held for sale mortgage debt and our share of mortgage debt from equity method investments.
(3)The unsecured debt balance includes a Revolving Facility balance of $0 as of September 30, 2017, $147,000 as of December 31, 2016, $115,000 as of September 30, 2016, and $65,000 as of December 31, 2015, respectively.
(4)The unsecured debt balance includes a Term Loan balance of $550,000 as of September 30, 2017, and $400,000 as of December 31, 2016, September 30, 2016 and December 31, 2015, respectively.
(5)The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, under the $400.0 million 2013 Revolving Facility, is an aggregate of $189.7 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters ended September 30, 2017 and 2016
(in thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
REVENUE:
Base rent	$56,874	$60,188	$171,078	$188,424
Expense reimbursements	26,900	29,059	81,981	89,063
Percentage rent	593	825	1,223	1,661
Lease termination revenue	7	3,012	2,279	3,263
Other real estate revenue	2,345	3,176	6,992	8,044
Total real estate revenue	86,719	96,260	263,553	290,455
Other income	2,492	2,600	4,172	4,630
Total revenue	89,211	98,860	267,725	295,085
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(25,772)	(29,373)	(83,985)	(94,058)
Utilities	(4,444)	(4,753)	(12,407)	(13,216)
Other property operating expenses	(3,087)	(3,123)	(9,117)	(10,618)
Total property operating expenses	(33,303)	(37,249)	(105,509)	(117,892)
Depreciation and amortization	(29,966)	(26,820)	(94,652)	(92,217)
General and administrative expenses	(8,288)	(8,244)	(26,561)	(25,713)
Provision for employee separation expense	—	(162)	(1,053)	(1,355)
Project costs and other expenses	(150)	(1,080)	(547)	(1,374)
Total operating expenses	(71,707)	(73,555)	(228,322)	(238,551)
Interest expense, net (1)	(14,342)	(17,198)	(44,098)	(53,611)
Impairment of assets	(1,825)	(9,865)	(55,742)	(24,589)
Total expenses	(87,874)	(100,618)	(328,162)	(316,751)
Income (loss) before equity in income of partnerships, gain on sale of real estate by equity method investee, gains on sales of interest in non operating real estate and (losses) gains on sales interests in real estate	1,337	(1,758)	(60,437)	(21,666)
Equity in income of partnerships	4,254	4,643	12,144	12,718
Gain on sale of real estate by equity method investee	6,718	—	6,718	—
Gain on sale of interest in non operating real estate	—	—	486	9
(Losses) gains on sales of interests in real estate, net	(9)	31	(374)	22,953
Net income (loss)	12,300	2,916	(41,463)	14,014
Less: net (income available) loss attributable to noncontrolling interest	(1,305)	(312)	4,416	(1,502)
Net income available (loss attributable) to PREIT	10,995	2,604	(37,047)	12,512
Less: preferred share dividends	(7,525)	(3,962)	(20,797)	(11,886)
Net income available (loss attributable) to PREIT common shareholders	$3,470	$(1,358)	$(57,844)	$626

(1)
Net of capitalized interest expense of $2,312 and $851 for the quarters ended September 30, 2017 and 2016, respectively, and $5,461 and $2,221 for the nine months ended September 30, 2017 and 2016, respectively.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income (loss)	$12,300	$2,916	$(41,463)	$14,014
Noncontrolling interest	(1,305)	(312)	4,416	(1,502)
Dividends on preferred shares	(7,525)	(3,962)	(20,797)	(11,886)
Dividends on unvested restricted shares	(87)	(81)	(272)	(241)
Net income (loss) used to calculate loss per share - basic and diluted	$3,383	$(1,439)	$(58,116)	$385

Basic and diluted earnings (loss) per share:	$0.05	$(0.02)	$(0.84)	$0.01

Weighted average shares outstanding - basic	69,424	69,129	69,319	69,065
Weighted average effect of common share equivalents (1)	—	—	—	386
Total weighted average shares outstanding - diluted	69,424	69,129	69,319	69,451

(1)
There were no common share equivalents for the three months ended September 30, 2017. The Company had net losses used to calculate earnings per share for the quarter ended September 30, 2016 and the nine months ended September 30, 2017, therefore, the effect of common share equivalents of 361 and 51, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Net Operating Income
Quarters Ended September 30, 2017 and 2016
(in thousands)

Net Operating Income Reconciliation for the Quarter

	Quarter Ended September 30,
	Same Store		Change		Non Same Store		Total
	2017	2016	$	%	2017	2016	2017	2016
NOI from consolidated properties	$52,676	$53,982	$(1,306)	(2.4)%	$740	$5,029	$53,416	$59,011
NOI attributable to equity method investments, at ownership share	7,604	8,347	(743)	(8.9)%	2,098	1,438	9,702	9,785
Total NOI	60,280	62,329	(2,049)	(3.3)%	2,838	6,467	63,118	68,796
Less: lease termination revenue	282	3,805	(3,523)	N/A	—	55	282	3,860
Total NOI - excluding lease termination revenue	$59,998	$58,524	$1,474	2.5%	$2,838	$6,412	$62,836	$64,936

Net Operating Income Reconciliation for the Nine Months

	Nine Months Ended September 30,
	Same Store		Change		Non Same Store		Total
	2017	2016	$	%	2017	2016	2017	2016
NOI from consolidated properties	$153,740	$154,391	$149,436	(0.4)%	$4,304	$18,172	$158,044	$172,563
NOI attributable to equity method investments, at ownership share	22,339	23,533	(1,194)	(5.1)%	5,961	4,505	28,300	28,038
Total NOI	176,079	177,924	(1,845)	(1.0)%	10,265	22,677	186,344	200,601
Less: lease termination revenue	2,629	4,048	(1,419)	N/A	71	110	2,700	4,158
Total NOI - excluding lease termination revenue	$173,450	$173,876	$(426)	(0.2)%	$10,194	$22,567	$183,644	$196,443

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Quarters Ended September 30, 2017 and 2016
(in thousands)

	2017	2016
Net income	$12,300	$2,916
Other income	(2,492)	(2,600)
Depreciation and amortization	29,966	26,820
General and administrative expenses	8,288	8,244
Provision for employee separation expense	—	162
Project costs and other expenses	150	1,080
Interest expense, net	14,342	17,198
Impairment of assets	1,825	9,865
Equity in income of partnerships	(4,254)	(4,643)
Gain on sale of real estate by equity method investee	(6,718)	—
Gains on sales of interests in real estate, net	9	(31)
Gains on sales of non operating real estate	—	—
NOI from consolidated properties (Non-GAAP)	$53,416	$59,011

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$55,253	$54,194	$1,621	$5,994	$56,874	$60,188
Expense reimbursements	26,464	27,560	436	1,499	26,900	29,059
Percentage rent	581	791	12	34	593	825
Lease termination revenue	7	2,957	—	55	7	3,012
Other real estate revenue	2,259	1,898	86	1,278	2,345	3,176
Total real estate revenue	84,564	87,400	2,155	8,860	86,719	96,260
Property operating expenses
CAM and real estate taxes	(24,739)	(26,245)	(1,033)	(3,128)	(25,772)	(29,373)
Utilities	(4,326)	(4,568)	(117)	(185)	(4,443)	(4,753)
Other property operating expenses	(2,823)	(2,605)	(265)	(518)	(3,088)	(3,123)
Total property operating expenses	(31,888)	(33,418)	(1,415)	(3,831)	(33,303)	(37,249)
NOI from consolidated properties (Non-GAAP)	52,676	53,982	740	5,029	53,416	59,011
Less: Lease termination revenue	(7)	(2,957)	—	(55)	(7)	(3,012)
NOI from consolidated properties excluding lease termination revenue (Non-GAAP)	$52,669	$51,025	$740	$4,974	$53,409	$55,999

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Quarters Ended September 30, 2017 and 2016
(in thousands)

	2017	2016
Equity in income of partnerships	$4,254	$4,643
Other income	(20)	—
Depreciation and amortization	2,902	2,571
Interest expense and other expenses, net	2,566	2,571
NOI from equity method investments at ownership share (Non-GAAP)	$9,702	$9,785

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$6,742	$6,996	$2,202	$1,608	$8,944	$8,604
Expense reimbursements	3,055	2,952	482	592	3,537	3,544
Percentage rent	63	78	—	—	63	78
Lease termination revenue	275	848	—	—	275	848
Other real estate revenue	230	246	183	175	413	421
Total real estate revenue	10,365	11,120	2,867	2,375	13,232	13,495
Property operating expenses
CAM and real estate taxes	(1,984)	(1,919)	(666)	(643)	(2,650)	(2,562)
Utilities	(215)	(247)	(117)	(190)	(332)	(437)
Other property operating expenses	(562)	(607)	14	(104)	(548)	(711)
Total property operating expenses	(2,761)	(2,773)	(769)	(937)	(3,530)	(3,710)
NOI from equity method investments at ownership share (Non-GAAP)	7,604	8,347	2,098	1,438	9,702	9,785
Less: Lease termination revenue	(275)	(848)	—	—	(275)	(848)
NOI from equity method investments at ownership share excluding lease termination revenue (Non-GAAP)	$7,329	$7,499	$2,098	$1,438	$9,427	$8,937

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Nine Months Ended September 30, 2017 and 2016
(in thousands)

	2017	2016
Net (loss) income	$(41,463)	$14,014
Other income	(4,172)	(4,630)
Depreciation and amortization	94,652	92,217
General and administrative expenses	26,561	25,713
Provision for employee separation expense	1,053	1,355
Project costs and other expenses	547	1,374
Interest expense, net	44,098	53,611
Impairment of assets	55,742	24,589
Equity in income of partnerships	(12,144)	(12,718)
Gain on sale of real estate by equity method investee	(6,718)	—
Gains on sales of interests in real estate), net	374	(22,953)
Gains on sales of non operating real estate	(486)	(9)
NOI from consolidated properties (Non-GAAP)	$158,044	$172,563

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$164,358	$162,932	$6,720	$25,492	$171,078	$188,424
Expense reimbursements	80,082	82,656	1,899	6,407	81,981	89,063
Percentage rent	1,055	1,546	168	115	1,223	1,661
Lease termination revenue	2,208	3,153	71	110	2,279	3,263
Other real estate revenue	6,558	5,938	434	2,106	6,992	8,044
Total real estate revenue	254,261	256,225	9,292	34,230	263,553	290,455
Property operating expenses
CAM and real estate taxes	(80,039)	(81,192)	(3,946)	(12,866)	(83,985)	(94,058)
Utilities	(12,038)	(12,397)	(369)	(819)	(12,407)	(13,216)
Other property operating expenses	(8,444)	(8,245)	(673)	(2,373)	(9,117)	(10,618)
Total property operating expenses	(100,521)	(101,834)	(4,988)	(16,058)	(105,509)	(117,892)
NOI from consolidated properties (Non-GAAP)	153,740	154,391	4,304	18,172	158,044	172,563
Less: Lease termination revenue	(2,208)	(3,153)	(71)	(110)	(2,279)	(3,263)
NOI from consolidated properties less lease termination revenue (Non- GAAP)	$151,532	$151,238	$4,233	$18,062	$155,765	$169,300

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Nine Months Ended September 30, 2017 and 2016
(in thousands)

	2017	2016
Equity in income of partnerships	$12,144	$12,718
Other income	(20)	—
Depreciation and amortization	8,493	7,591
Interest expense and other expenses, net	7,683	7,729
NOI from equity method investments at ownership share (Non-GAAP)	$28,300	$28,038

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$20,406	$20,839	$6,481	$5,275	$26,887	$26,114
Expense reimbursements	9,244	9,341	1,589	1,728	10,833	11,069
Percentage rent	184	192	1	15	185	207
Lease termination revenue	421	895	—	—	421	895
Other real estate revenue	725	710	568	477	1,293	1,187
Total real estate revenue	30,980	31,977	8,639	7,495	39,619	39,472
Property operating expenses
CAM and real estate taxes	(6,240)	(6,101)	(2,214)	(2,480)	(8,454)	(8,581)
Utilities	(630)	(627)	(359)	(460)	(989)	(1,087)
Other property operating expenses	(1,771)	(1,716)	(105)	(50)	(1,876)	(1,766)
Total property operating expenses	(8,641)	(8,444)	(2,678)	(2,990)	(11,319)	(11,434)
NOI from equity method investments at ownership share (Non-GAAP)	22,339	23,533	5,961	4,505	28,300	28,038
Less: Lease termination revenue	(421)	(895)	—	—	(421)	(895)
NOI from equity method investments at ownership share excluding lease termination revenue (Non-GAAP)	$21,918	$22,638	$5,961	$4,505	$27,879	$27,143

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income to Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2017	2016	2017	2016
Net income (loss)	$12,300	$2,916	$(41,463)	$14,014
Depreciation and amortization on real estate
Consolidated properties	29,589	26,448	93,529	91,109
PREIT's share of equity method investments	2,902	2,571	8,493	7,591
Gain on sale of real estate by equity method investee	(6,718)	—	(6,718)	—
Loss (Gains on sales of interests in real estate), net	9	(31)	374	(22,953)
Impairment of assets	1,825	9,865	55,742	24,589
Dividends on preferred shares	(7,525)	(3,962)	(20,797)	(11,886)
Funds from operations attributable to common shareholders and OP Unit holders	$32,382	$37,807	$89,160	$102,464
Provision for employee separation expense	—	162	1,053	1,355
Loss on hedge ineffectiveness	—	—	—	143
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$32,382	$37,969	$90,213	$103,962
Funds available for distribution
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$32,382	$37,969	$90,213	$103,962
Adjustments:
Straight line rent	$(568)	$(662)	$(1,950)	$(2,177)
Recurring capital expenditures	(8,426)	(6,359)	(16,664)	(10,769)
Tenant allowances	(3,640)	(10,056)	(13,778)	(23,046)
Capitalized leasing costs	(1,536)	(1,378)	(4,633)	(4,395)
Amortization of above- and below-market lease intangibles	(966)	(51)	(2,347)	(550)
Funds available for distribution to common shareholders and OP Unit holders	$17,246	$19,463	$50,841	$63,025
Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.42	$0.49	$1.15	$1.32
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.42	$0.49	$1.16	$1.34
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit	$0.22	$0.25	$0.65	$0.81
PAYOUT RATIOS (1)
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders			48.9%	44.3%
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders, as adjusted			48.6%	43.1%
Payout ratio of funds available for distribution attributable to common shareholders and OP Unit holders			87.5%	71.2%
Weighted average number of shares outstanding	69,424	69,129	69,319	69,065
Weighted average effect of full conversion of OP Units	8,291	8,319	8,303	8,328
Effect of common share equivalents	—	361	51	386
Total weighted average shares outstanding, including OP Units	77,715	77,809	77,673	77,779

(1)	Twelve months ended September 30, 2017 and September 30, 2016, respectively.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended September 30, 2017

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	29	60,419	7.7	$52.50	N/A	N/A	N/A	N/A	$10.72
Over 10k sf	3	92,448	10.0	16.90	N/A	N/A	N/A	N/A	6.02
Total New Leases	32	152,867	7.9	$30.97	N/A	N/A	N/A	N/A	$7.88
Renewal Leases
Under 10k sf	49	110,385	3.4	$56.86	$57.84	$(0.98)	(1.7)%	0.1%	$0.21
Over 10k sf	6	114,589	4.0	22.12	24.55	(2.43)	(9.9)%	(6.4)%	—
Total Fixed Rent	55	224,974	3.5	$39.17	$40.88	$(1.71)	(4.2)%	(1.9)%	$0.10
Percentage in Lieu	—	—	—	—	—	—	N/A	N/A	—
Total Renewal Leases	55	224,974	3.5	$39.17	$40.88	$(1.71)	(4.2)%	(1.9)%	$—
Total Non Anchor (4)	87	377,841	5.1	$35.85
Anchor
New Leases	—	—	—	$—	N/A	N/A	N/A	N/A	$—
Renewal Leases	4	336,207	6.3	$6.78	$6.69	$0.09	1.3%	N/A	$—
Total (4)	4	336,207	6.3	$6.78

(1)
Initial gross rent renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4)
Includes 13 leases and 112,466 square feet of GLA with respect to our unconsolidated partnerships. Excluding these leases, the initial gross rent spread was 3.3% for leases under 10,000 square feet and 3.8% for all non anchor leases. Excluding these leases, the average rent spread was 4.6% for leases under 10,000 square feet and 5.5% for all non anchor leases.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Nine Months Ended September 30, 2017

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	125	243,748	6.7	$47.21	N/A	N/A	N/A	N/A	$7.34
Over 10k sf	16	302,913	9.9	17.00	N/A	N/A	N/A	N/A	7.03
Total New Leases	141	546,661	7.1	$30.47	N/A	N/A	N/A	N/A	$7.17
Renewal Leases
Under 10k sf	203	403,753	3.8	$60.82	$60.10	$0.72	1.2%	3.8%	$0.07
Over 10k sf	15	319,025	3.3	16.62	17.31	(0.69)	(4.0)%	0.9%	—
Total Fixed Rent	218	722,778	3.7	$41.31	$41.21	$0.10	0.2%	3.3%	$0.04
Percentage in Lieu	3	14,843	1.7	5.51	5.51	—	—%	N/A	—
Total Renewal Leases	221	737,621	3.7	$40.59	$40.49	$0.10	0.2%	3.3%	$0.05
Total Non Anchor (4)	362	1,284,282	5.0	$36.28
Anchor
New Leases	5	349,972	11.0	$7.70	N/A	N/A	N/A	N/A	$1.38
Renewal Leases	7	935,972	7.4	5.23	5.20	0.03	0.6%	N/A	—
Total (4)	12	1,285,944	8.9	$5.90

(1)
Initial gross rent renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4)
Includes 32 leases and 381,880 square feet of GLA with respect to our unconsolidated partnerships. Excluding these leases, the initial gross rent spread was 2.8% for leases under 10,000 square feet and 2.9% for all non anchor leases. Excluding these leases, the average rent spread was 5.3% for leases under 10,000 square feet and 5.8% for all non anchor leases.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	September 30, 2017								September 30, 2016
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Malls excluding held for sale	88.5%	$478	$59.77	13.2%	94.0%	92.0%	95.5%	93.9%	79.8%	$475	$58.50	13.0%	94.6%	92.2%
Mall held for sale	2.4%	$378	$47.31	13.3%	95.7%	92.7%	96.6%	94.1%	2.1%	$399	$44.54	12.2%	97.1%	96.1%
Malls sold (3)	3.5%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.1%	$335	$35.02	11.9%	87.5%	91.3%
Malls Total	94.4%	$475	$59.35	13.2%	94.1%	92.0%	95.5%	93.9%	91.2%	$460	$55.78	12.9%	93.6%	92.3%
Other Retail Properties	5.4%	N/A	$26.47	—%	91.3%	90.6%	91.3%	90.6%	4.6%	N/A	$26.82	N/A	93.3%	92.8%
Total Retail Properties	99.8%	N/A	$51.13	N/A	93.8%	91.8%	95.1%	93.4%	95.8%	N/A	$49.49	N/A	93.6%	92.3%
Sold Properties (4)	—%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.3%	N/A	N/A	N/A	N/A	N/A
Other Properties (5)	0.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.0%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$475	$51.13		93.8%	91.8%	95.1%	93.4%	99.1%	$460	$49.49		93.6%	92.3%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $21.13 per square foot as of September 30, 2017 and $20.79 per square foot as of September 30, 2016.

(3)	Malls sold include Beaver Valley Mall, Crossroads Mall and Logan Valley Mall.

(4)	Sold properties include two street retail properties.

(5)	Operating metrics for Fashion District Philadelphia as of September 30, 2017 and 2016, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

		September 30, 2017			September 30, 2016			Change
	% of 4 Qtr Trailing NOI	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %		Non Anchor Occup. %
Top 5 Malls
Willow Grove Park		$661	95.7%	91.2%	$610	96.8%	93.4%	8.4%	(1.1)%		(2.2)%
Cherry Hill Mall		649	95.8%	94.9%	651	93.5%	92.2%	(0.3)%	2.3%		2.7%
Lehigh Valley Mall		568	92.3%	87.3%	562	97.1%	95.3%	1.1%	(4.8)%		(8.0)%
Woodland Mall		534	98.2%	98.2%	541	96.9%	96.9%	(1.3)%	1.3%		1.3%
Springfield Town Center		521	92.0%	89.3%	513	89.0%	85.2%	1.6%	3.0%	—	4.1%
	39.4%	$591	94.3%	91.9%	$582	94.3%	91.9%	1.5%	—%		—%

Malls 6 - 10
Jacksonville Mall		504	97.5%	95.0%	494	97.9%	95.9%	2.0%	(0.4)%		(0.9)%
Dartmouth Mall		502	97.7%	96.2%	459	95.3%	92.2%	9.4%	2.4%		4.0%
The Mall at Prince Georges		495	94.0%	87.5%	455	96.4%	92.3%	8.8%	(2.4)%		(4.8)%
Viewmont Mall		425	99.2%	98.3%	443	99.0%	98.2%	(4.1)%	0.2%		0.1%
Magnolia Mall		419	97.6%	95.8%	431	98.4%	96.4%	(2.8)%	(0.8)%		(0.6)%
	16.6%	$468	96.8%	93.9%	$456	97.2%	94.6%	2.6%	(0.4)%		(0.7)%

Malls 11 - 15
Springfield Mall		417	95.3%	95.3%	410	93.5%	93.5%	1.7%	1.8%		1.8%
Patrick Henry Mall		415	91.1%	87.0%	436	88.9%	83.8%	(4.8)%	2.2%		3.2%
Valley Mall		404	84.1%	98.5%	420	98.3%	97.1%	(3.8)%	(14.2)%		1.4%
Capital City Mall		401	98.8%	98.2%	424	96.2%	93.6%	(5.4)%	2.6%		4.6%
Moorestown Mall		379	93.9%	86.7%	369	95.0%	89.1%	2.7%	(1.1)%		(2.4)%
	16.6%	$405	91.5%	93.2%	$414	95.0%	91.6%	(2.2)%	(3.5)%		1.6%

Malls 16 - 20
Cumberland Mall		375	96.1%	93.6%	375	96.3%	94.4%	—%	(0.2)%		(0.8)%
Wyoming Valley Mall (2)		369	97.4%	90.8%	395	98.7%	95.5%	(6.6)%	(1.3)%		(4.7)%
Francis Scott Key Mall		369	95.6%	93.1%	360	96.0%	93.8%	2.5%	(0.4)%		(0.7)%
Plymouth Meeting Mall		330	94.5%	91.5%	336	95.5%	93.0%	(1.8)%	(1.0)%		(1.5)%
Exton Square Mall		327	83.9%	78.7%	333	77.8%	81.0%	(1.8)%	6.1%		(2.3)%
	15.8%	$351	93.3%	89.6%	$357	92.5%	91.4%	(1.7)%	0.8%		(1.8)%

Malls excluding held for sale	88.5%	478	94.0%	92.0%	$475	94.6%	92.2%	0.6%	(0.6)%		(0.2)%

Held for sale
Valley View Mall		378	95.7%	92.7%	399	97.1%	96.1%	(5.3)%	(1.4)%		(3.4)%

Malls Sold	3.5%	N/A	N/A	N/A	$335	87.5%	91.3%	N/A	N/A		N/A

All Malls	94.4%	$475	94.1%	92.0%	$460	93.6%	92.3%	3.3%	0.5%		(0.3)%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months.

(2)
The September 30, 2016 Total and Non Anchor Occupancy percentages were revised to exclude Wyoming Valley Center, a 77,280 square foot open air retail center which is not part of the enclosed mall. This center is now included with other retail properties.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants
September 30, 2017

Tenant	Brands	Locations at Consolidated Properties	Locations at Unconsolidated Properties	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	43	8	51	4.2%
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	39	6	45	3.9%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	59	9	68	2.9%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	17	9	26	2.5%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	17	4	21	2.3%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	9	2	11	2.3%
J.C. Penney Company, Inc. (3)	JC Penney	15	2	17	2.0%
Express, Inc	Express, Express Factory Outlet, Express Men	14	3	17	2.0%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	48	8	56	1.9%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	29	6	35	1.8%
Macy's	Bloomingdale's, Macy's	15	2	17	1.6%
Forever 21, Inc.	Forever 21	8	1	9	1.6%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	29	6	35	1.4%
Regal Entertainment Group	Regal Cinemas	4	—	4	1.4%
Advent CR Holdings, Inc.	Charlotte Russe	13	2	15	1.4%
H&M Hennes & Mauritz L.P.	H & M	14	—	14	1.1%
The Children's Place Retail Stores, Inc.	The Children's Place	15	2	17	1.1%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	—	8	1.1%
Chico's FAS, Inc.	Chico's, Soma, White House/Black Market	13	3	16	1.0%
Best Buy Co., Inc.	Best Buy, Best Buy Mobile	16	3	19	1.0%
Total Top 20 Tenants		425	76	501	38.5%
Total Leases		1,560	345	1,905	100.0%

(1)	Excludes tenants from Fashion District Philadelphia.

(2)	Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of September 30, 2017.

(3)	Includes a store at Willow Grove Park that the tenant closed in 2017.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of September 30, 2017
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2016 and Prior	73	255,431	3.0%	$11,446	$9,718	3.0%	$44.81
2017	75	140,127	1.7%	7,820	6,972	2.1%	55.81
2018	250	819,017	9.8%	36,387	31,998	9.7%	44.43
2019	259	973,529	11.6%	41,178	37,072	11.3%	42.30
2020	213	1,079,748	12.9%	37,257	32,456	9.9%	34.51
2021	178	879,873	10.5%	35,140	30,112	9.2%	39.94
2022	149	472,603	5.6%	26,930	23,662	7.2%	56.98
2023	122	755,895	9.0%	31,323	28,571	8.7%	41.44
2024	126	506,746	6.0%	30,651	28,537	8.7%	60.49
2025	165	730,395	8.7%	41,350	33,065	10.1%	56.61
2026	120	581,727	6.9%	32,187	25,482	7.8%	55.33
2027	85	576,103	6.9%	23,669	21,729	6.6%	41.08
Thereafter	44	621,468	7.4%	19,979	19,238	5.9%	32.15
Total/Average	1,859	8,392,662	100.0%	$375,317	$328,612	100.0%	$44.72

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2018	3	365,231	6.5%	$1,978	$1,978	7.0%	$5.42
2019	7	927,958	16.4%	3,295	3,295	11.6%	3.55
2020	6	675,699	12.0%	2,842	2,842	10.0%	4.21
2021	8	791,412	14.0%	5,055	3,847	13.6%	6.39
2022	8	1,174,834	20.8%	4,263	3,912	13.8%	3.63
2023	3	348,592	6.2%	1,875	1,875	6.6%	5.38
2024	—	—	—%	—	—	—%	—
2025	2	390,245	6.9%	1,180	1,180	4.2%	3.02
2026	1	58,371	1.0%	861	861	3.0%	14.75
2027	1	155,392	2.8%	445	445	1.6%	2.86
Thereafter	7	758,026	13.4%	8,126	8,126	28.7%	10.72
Total/Average	46	5,645,760	100.0%	$29,920	$28,361	100.0%	$5.30

(1)	Only includes owned space. Excludes tenants from Fashion District Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 485,223 square feet.

(3)	Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2017

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Malls
Capital City Mall	Camp Hill, PA	JCPenney	2020	102,825	Macy's	120,000	53,787	184,436	5,426	578,453
		Dick's Sporting Goods	2028	61,677
		Field and Stream	2031				50,302
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	231,481	429,832	35,277	1,313,475
					Macy's	304,600
Cumberland Mall	Vineland, NJ	Burlington	2019	80,983	BJ's Wholesale Club	117,889	189,559	154,028	26,728	950,986
		The Home Depot	2019	132,013	Boscov's	155,341
		Dick's Sporting Goods	2028	50,000
		Regal Cinemas	2019				44,445
Dartmouth Mall	Dartmouth, MA	JCPenney	2019	100,020	Macy's	140,000	117,955	148,629	12,266	672,298
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Exton Square Mall (1)	Exton, PA	Boscov's	2019	178,000	Macy's	181,200	68,269	230,823	130,514	991,478
		Sears	2019	144,301
		Round 1	2026	58,371
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	139,863	176,911	27,025	755,458
		Sears	2023	120,883
		Dick's Sporting Goods	2025				50,150
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			112,810	127,274	12,610	494,809
		JCPenney	2020	51,812
		Sears	2021	117,793
Lehigh Valley Mall	Allentown, PA	Boscov's	2022	164,694	JCPenney	207,292	149,274	362,094	74,162	1,169,516
		Macy's	2022	212,000

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2017 (continued)
(continued on next page)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Magnolia Mall	Florence, SC	Belk	2021	115,793			99,999	163,838	13,512	574,303
		Best Buy	2023	32,054
		JCPenney	2022	104,107

		Dick's Sporting Goods	2023				45,000
Moorestown Mall	Moorestown, NJ	Boscov's	2028	202,765	Lord & Taylor	121,200	47,918	191,542	45,671	872,530
		Sears	2022	205,591
		Regal Cinemas	2028				57,843
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	40,943	215,559	38,473	714,594
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2028	188,429			162,293	219,214	40,136	723,227
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
Springfield Mall	Springfield, PA				Macy's	192,000	20,577	191,618	10,450	610,544
					Target	195,899
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	174,249	313,622	78,700	1,375,025
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
		Saks OFF 5th	2026				29,438

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2017 (continued)

(continued on next page)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			151,319	233,279	54,719	918,936
		Macy's	2023	195,655
		Target	2019	135,186
Valley Mall	Hagerstown, MD	Bon-Ton (2)	2018	123,094	(3)	—	95,023	235,677	125,696	913,404
		JCPenney	2019	157,455	Sears	123,400
		Regal Cinemas	2020				53,059
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	98,630	163,088	4,594	689,225
		Dick's Sporting Goods	2028	90,000
Willow Grove Park	Willow Grove, PA	JCPenney (4)	2018	124,660	Bloomingdale's	237,537	88,284	253,395	32,848	1,177,640
		Macy's	2022	225,000	Sears	175,584
		Nordstrom Rack	2022	40,332
Woodland Mall	Grand Rapids, MI				JCPenney	254,905	163,473	267,010	7,690	850,394
					Macy's	157,316
Wyoming Valley Mall	Wilkes-Barre, PA	Bon-Ton	2027	155,392			43,968	174,160	22,015	832,253
		JCPenney	2022	172,860
		Macy's	2020	146,381
		Sears	2018	117,477
Total Malls Excluding Marketed and Held for Sale Malls				5,322,598		3,811,724	2,809,685	4,436,029	798,512	17,178,548

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2017 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ						37,303	282,010	50,598	369,911
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	282,733	54,141	11,028	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	215,790	15,207	32,296	462,883
					Weis Market	65,032
Wyoming Valley Center	Wilkes-Barre, PA						28,400	—	48,880	77,280
Total Other Retail Properties				126,805		747,942	967,591	407,650	142,802	2,392,790
Portfolio Total Excluding Held For Sale Malls				5,449,403		4,559,666	3,777,276	4,843,679	941,314	19,571,338
Marketed and Held For Sale Malls
Valley View Mall	La Crosse, WI	JCPenney	2020	96,357	Herberger's	41,344	53,368	158,562	20,210	628,093
		Herberger's	2033	100,000	Sears	113,252
		Dick's Sporting Goods	2025				45,000
Total Marketed and Held for Sale Malls				196,357		154,596	98,368	158,562	20,210	628,093
Total Portfolio				5,645,760		4,714,262	3,875,644	5,002,241	961,524	20,199,431

(1)Vacant GLA includes 59,629 square feet from former JCPenney store which closed in the second quarter of 2015.
(2)BonTon will be closing and replaced with Belk in 2018.
(3)Vacant GLA includes 120,000 square feet from former Macy's, which closed this tenant owned store in March 2016. PREIT purchased this location in April 2017.
(4)Closed in July 2017.

Pennsylvania Real Estate Investment Trust
Anchor Replacement Summary
September 30, 2017

	Former/Existing Anchors				Replacement Tenant(s)
Property	Name	GLA '000's	Date Closed/Closing	Date Decommissioned	Name	GLA '000's	Actual/Targeted Occupancy Date
Completed:(1)
Cumberland Mall	JC Penney (2)	51	Q3 2015	Q3 2015	Dick's Sporting Goods	50	Q4 2016
Exton Square Mall	JC Penney (2)	118	Q2 2015	N/A	Round 1	58	Q4 2016
Viewmont Mall	Sears (2)	193	Q3 2016	Q2 2017	Dick's Sporting Goods/Field & Stream	90	Q3 2017
					Home Goods	23	Q3 2017
Capital City Mall	Sears (2)	101	Q1 2017	Q2 2017	Dick's Sporting Goods	62	Q3 2017
					Sears Appliance	15	Q4 2017
					Fine Wine & Good Spirits	12	Q4 2017
Magnolia Mall	Sears (2)	91	Q1 2017	Q2 2017	Burlington	46	Q3 2017
					Home Goods, Five Below and outparcels	45	Q2 2018
Valley View Mall	Macy's(2)(6)	100	Q2 2017	Q2 2017	Herberger's	100	Q3 2017
In process:
Exton Square Mall	K-mart (2)	96	Q1 2016	Q2 2016	Whole Foods	58	Q1 2018
Valley Mall	Macy's (2)(6)	120	Q1 2016	N/A	Large format fitness facility Tilt Studio	70 49	Q4 2018 Q3 2018
	BonTon (4)	123	Q1 2018	N/A	Belk	123	Q4 2018
Moorestown Mall	Macy's (2)(3)	200	Q1 2017	Q3 2017	Off-price outdoor gear retailer	18	Q4 2018
					Off-price home furnishings retailer	25	Q4 2018
Woodland Mall	Sears (2)(6)	313	Q2 2017	Q2 2017	Von Maur	86	Q4 2019
					Restaurants and small shop space	TBD	Q4 2019
Willow Grove Park	JC Penney(2)(7)	124	Q3 2017	N/A	TBD	TBD	TBD
Pending:
Plymouth Meeting Mall	Macy's (4)	215	Q1 2017	N/A	TBD	TBD	TBD

(1)	Principal replacement tenants opened and remaining portion still in progress.

(2)	Property is PREIT owned

(3)	Property was purchased by PREIT in April 2017

(4)	Property was purchased by PREIT in July 2017

(5)	Property is Third party owned

(6)	Purchased by PREIT in the fourth quarter of 2016

(7)	Closed in July 2017

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
(in thousands)

	September 30, 2017	December 31, 2016
ASSETS	(unaudited)
Investments in real estate, at cost
Operating properties	$3,084,759	$3,196,529
Construction in progress (CIP)	129,614	97,575
Land held for development	5,881	5,910
Total investments in real estate	3,220,254	3,300,014
Accumulated depreciation	(1,082,840)	(1,060,845)
Net investments in real estate	2,137,414	2,239,169
Investments in partnerships, at equity	201,000	168,608
Other assets:
Cash and cash equivalents	76,942	9,803
Rent and other receivables (1)	34,745	39,026
Intangible assets, net	18,167	19,746
Deferred costs and other assets, net	107,304	93,800
Assets held for sale	49,074	46,680
Total assets	$2,624,646	$2,616,832
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans, net	$1,032,578	$1,222,859
Term Loans, net	547,567	397,043
Revolving Facility	—	147,000
Tenants’ deposits and deferred rent	12,234	13,262
Distributions in excess of partnership investments	59,871	61,833
Fair value of derivative instruments	445	1,520
Liabilities related to assets held for sale	32,295	2,658
Other liabilities	58,542	68,251
Total liabilities	1,743,532	1,914,426
Equity:
Total equity	881,114	702,406
Total liabilities and equity	$2,624,646	$2,616,832

(1)	Total includes straight line rent receivables of $24.4 million as of September 30, 2017 and $23.7 million as of December 31, 2016.

Pennsylvania Real Estate Investment Trust
Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP)
(in thousands)

	As of September 30, 2017	As of December 31, 2016
ASSETS:
Investments in real estate, at cost:
Operating properties	$288,410	$307,001
Construction in progress	135,899	82,295
Total investments in real estate	424,309	389,296
Accumulated depreciation	(101,757)	(105,546)
Net investments in real estate	322,552	283,750
Cash and cash equivalents	22,816	12,089
Deferred costs and other assets, net	15,784	17,978
Total assets	361,152	313,817
LIABILITIES:
Mortgage loans payable, net	198,396	200,876
Other liabilities	21,627	6,166
Total liabilities	220,023	207,042
Net investment	$141,129	$106,775
Reconciliation to comparable GAAP balance sheet item:
Investment in partnerships, at equity	$201,000	$168,608
Distributions in excess of partnership investments	(59,871)	(61,833)
Net investment	$141,129	$106,775

The non-GAAP financial information presented above includes financial information attributable to our share of unconsolidated properties. This proportionate financial information is non-GAAP financial information, but we believe that it is helpful information because it reflects the pro rata contribution from our unconsolidated properties that are owned through investments accounted for under GAAP using the equity method of accounting. Under such method, our investments in these entities are recorded in the balance sheet caption entitled “Investment in partnerships, at equity.” In the case of deficit investment balances, such amounts are recorded in “Distributions in excess of partnership investments.”

To derive the proportionate financial information reflected in the tables above we multiplied the percentage of our economic interest in each partnership on a property-by-property basis by each line item. Under the partnership agreements relating to our current unconsolidated partnerships with third parties, we own a 25% to 50% economic interest in such partnerships, and there are generally no provisions in such partnership agreements relating to special non-pro rata allocations of income or loss, and there are no preferred or priority returns of capital or other similar provisions. While this method approximates our indirect economic interest in our pro rata share of the assets and liabilities of our unconsolidated partnerships, we do not control these partnerships or have a direct legal claim to the assets, liabilities, revenues or expenses of the unconsolidated partnerships beyond our rights as an equity owner in the event of any liquidation of such entity. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Consolidated Properties
(in thousands)

	September 30, 2017				December 31, 2016
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development		CIP	Accumulated Depreciation	Net Real Estate
Malls
Capital City Mall	$119,001	$5,063	$42,945	$81,119	$112,256		$228	$40,264	$72,220
Cherry Hill Mall	482,093	27	227,405	254,715	471,953		422	209,950	262,425
Cumberland Mall	82,389	—	24,706	57,683	81,805		533	22,351	59,987
Dartmouth Mall	74,970	208	37,804	37,374	70,324		35	35,902	34,457
Exton Square Mall	166,084	22,358	52,299	136,143	165,118		21,360	48,842	137,636
Francis Scott Key Mall	95,918	3,341	37,821	61,438	93,467		1	35,118	58,350
Jacksonville Mall	86,963	—	35,163	51,800	85,889		—	32,792	53,097
Logan Valley Mall	—	—	—	—	107,813		—	37,613	70,200
Magnolia Mall	95,444	1,132	44,113	52,463	90,582		973	41,993	49,562
Moorestown Mall	152,211	9,485	57,499	104,197	152,227		18	51,616	100,629
Patrick Henry Mall	153,192		65,375	87,817	151,733		640	62,121	90,252
Plymouth Meeting Mall	188,047	3,415	78,169	113,293	177,112		3,752	71,186	109,678
The Mall at Prince Georges	110,727	9,725	53,895	66,557	108,120		1,549	51,459	58,210
Springfield Town Center	489,150	—	32,613	456,537	485,265		—	21,922	463,343
Valley Mall	112,556	10,062	42,259	80,359	109,806		40	39,363	70,483
Valley View Mall(1)	—	—	—	—	79,376		—	24,710	54,666
Viewmont Mall	115,814	204	39,543	76,475	102,498		6,096	36,930	71,664
Willow Grove Park	244,233	—	95,894	148,339	241,252		—	88,976	152,276
Woodland Mall	199,642	30,966	67,938	162,670	196,014		28,692	63,204	161,502
Wyoming Valley Mall	116,325	1,674	47,399	70,600	113,919		7	44,533	69,393
Total Malls	3,084,759	97,660	1,082,840	2,099,579	3,196,529		64,346	1,060,845	2,200,030
Other Properties
Springhills	—	17,954	—	17,954	—		19,229	—	19,229
White Clay Point	—	14,000	—	14,000	—		14,000	—	14,000
Land held for development	5,881	—	—	5,881	5,910		—	—	5,910
Total Other Properties	5,881	31,954	—	37,835	5,910		33,229	—	39,139
Total Investment in Real Estate	$3,090,640	$129,614	$1,082,840	$2,137,414	$3,202,439		$97,575	$1,060,845	$2,239,169

Property held for sale
Valley View Mall(1)	$55,154	$23	$10,072	$45,105	$—	—	$—	$—	$—
Total held for sale	$55,154	$23	$10,072	$45,105	$—		$—	$—	$—

(1)Valley View Mall was classified as an operating property as of December 31, 2016 and as a held for sale property as of September 30, 2017.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Equity Method Investments at Ownership Share
(in thousands)

	September 30, 2017				December 31, 2016
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Unconsolidated Malls
Fashion District Philadelphia(1)	$64,644	$134,194	$8,470	$190,368	$83,780	$81,113	$16,798	$148,095
Lehigh Valley Mall	47,986	134	27,645	20,475	47,786	265	26,296	21,755
Springfield Mall	57,884	66	20,620	37,330	57,462	66	19,474	38,054
Total Unconsolidated Malls	170,514	134,394	56,735	248,173	189,028	81,444	62,568	207,904
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,716	29	2,403	25,342	27,793	29	1,514	26,308
Metroplex Shopping Center	42,918	26	24,646	18,298	42,918	26	24,200	18,744
The Court at Oxford Valley	28,970	9	12,029	16,950	28,970	9	11,571	17,408
Red Rose Commons	11,996	657	3,619	9,034	11,996	3	3,451	8,548
Total Unconsolidated Other Retail Properties	111,600	721	42,697	69,624	111,677	67	40,736	71,008
Unconsolidated Property Under Development
Pavilion at Market East	6,296	784	2,325	4,755	6,296	784	2,242	4,838
TOTAL INVESTMENT IN REAL ESTATE	$288,410	$135,899	$101,757	$322,552	$307,001	$82,295	$105,546	$283,750
(1)CIP includes $41.0 million of existing building shell that was reclassified from operating properties.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of September 30, 2017

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	TARGETED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CON- STRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion District Philadelphia (2) Philadelphia, PA	$152.5-$182.5	$305-$365	$115.4	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail, destination dining and entertainment experiences.

Woodland Mall Grand Rapids, MI	$74-78	$74-78	$31.0	5-6%	2017	2019	2020
-Upgrade of existing tenant mix inclusive of 90,000 square foot Von Maur, along with an array of high-quality retail and polished casual restaurants, will join the roster, replacing a Sears store, in 2019.

The Mall at Prince Georges Hyattsville, MD	$34-$35	$34-35	$12.6	8-9%	2016	2018	2019
-Property remerchandising, including H&M, with plans to add fast casual restaurants and other retail on the exterior of the mall. Minor interior cosmetic renovation and exterior re-facing planned.

Anchor replacements:

Capital City Mall Camp Hill, PA	$28-$30	$28-30	$16.7	7-9%	2017	2017	2019
-58,000 square foot Dick’s Sporting Goods will replace Sears along with Fine Wine & Good Spirits, Sears Hardware and additional small shop tenants.

Exton Square Mall - Phase I Exton, PA	$29.5	$29.5	$29.5	9-10%	2016	2017	2018
-55,000 sf Whole Foods to open on site of former K-Mart in January 2018;
-Addition of first to market entertainment complex, Round 1, in the former JCPenney anchor store location which opened in the fourth quarter of 2016.

Magnolia Mall Florence, SC	$15-$19	$15-$19	$5.7	7-9%	2017	2017	2019
-60,000 square foot, first-to-market Burlington along with HomeGoods, and will replace Sears.

Viewmont Mall Scranton, PA	$21-$22	$21-$22	$15.7	8-9%	2016	2017	2018
-Dick's Sporting Goods/Field & Stream and HomeGoods will replace Sears.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $25.0 million of approved public financing grants that will be a reduction of costs.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended September 30, 2017			Nine Months Ended September 30, 2017
	Consolidated	PREIT's Share of Equity Method Investments	Total	Consolidated	PREIT's Share of Equity Method Investments	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$33,434	$31,716	$65,150	$87,818	$71,340	$159,158
New development projects	—	1	1	—	26	26
Tenant allowances	3,640	—	3,640	13,375	403	13,778
Recurring capital expenditures:
CAM expenditures	7,182	145	7,327	14,505	178	14,683
Non-CAM expenditures	1,068	31	1,099	2,047	(66)	1,981
Total recurring capital expenditures	8,250	176	8,426	16,552	112	16,664
Total	$45,324	$31,893	$77,217	$117,745	$71,881	$189,626

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of September 30, 2017
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,030,200	56.8%	$5,844	0.3%	$1,036,044	57.1%
Unconsolidated mortgage loans payable (3)	174,656	9.6%	24,248	1.3%	198,904	10.9%
Held for sale mortgage loan payable (4)	28,759	1.6%	—	—%	28,759	1.6%
Term Loans (5)	500,000	27.6%	50,000	2.8%	550,000	30.4%
2013 Revolving Facility (6)	—	—%	—	—%	—	—%
TOTAL OUTSTANDING DEBT	$1,733,615	95.6%	$80,092	4.4%	$1,813,707	100.0%
AVERAGE STATED INTEREST RATE	3.86%		2.70%		3.80%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $3,733.

(3)	Reflects our share of debt of equity method investees. Excludes our share of deferred financing costs of $508.

(4)	Mortgage loan secured by Valley View Mall which is held for sale as of September 30, 2017. Excludes deferred financing costs of $153.

(5)	Excludes deferred financing costs of $2,433.

(6)	There were no amounts outstanding under our 2013 Revolving Facility as of September 30, 2017.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	Total
Beginning Balance	6/30/2017	$1,269,044	$52,000	$550,000	$1,871,044
Mortgage loan amortization, including our share of debt equity method investees		(5,336)	—	—	(5,336)
2013 Revolving Facility, net repayments		—	(52,000)	—	(52,000)
Ending Balance	9/30/2017	$1,263,708	$—	$550,000	$1,813,708
Weighted Average Balance		$1,267,301	$53,348	$550,000	$1,863,258

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2017	$6,212	$(304)	$3,251	$—	$—	$(225)	$8,934
2018	22,243	(927)	89,450	—	—	(749)	110,017
2019	23,176	(869)	—	—	150,000	(574)	171,733
2020	23,003	(818)	85,680	—	150,000	(484)	257,381
2021	21,288	(473)	216,760	—	250,000	(401)	487,174
Thereafter	37,460	(737)	735,185	—	—	—	771,908
	$133,382	$(4,128)	$1,130,326	$—	$550,000	$(2,433)	$1,807,147

(1)
The weighted average period to mortgage loan maturity is 4.98 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt of equity method investees.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2017	$3,267	4.00%
2018	89,450	3.46%
2019	—	—%
2020(2)	91,156	5.90%
2021	225,952	3.58%
Thereafter	853,883	4.26%
Total	$1,263,708	4.20%

(1)	Includes our share of debt of equity method investees.

(2)
Includes $58.5 million related to a mortgage loan secured by Lehigh Valley Mall which was refinanced in October 2017. The new mortgage loan secured by Lehigh Valley Mall has a balloon payment of $79.8 million due in 2027.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of September 30, 2017
(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Francis Scott Key Mall (1)	$62,625	3.71%	$2,311	$62,625	Mar 2018	Mar 2018
Valley View Mall (2)	28,759	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall (3)(4)	62,397	5.88%	4,972	58,519	July 2020	July 2020
Viewmont Mall (1)	57,000	3.48%	1,984	57,000	Mar 2021	Mar 2021
Woodland Mall (1)	127,620	3.02%	5,553	121,600	Apr 2021	Apr 2021
Red Rose Commons (3)	13,513	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley (3)	27,819	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	60,360	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	45,671	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	283,225	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	61,574	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center (3)	39,417	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	75,276	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	92,815	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall (3)	31,510	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	164,035	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,233,616	4.23%	$74,016	$1,100,250
Variable Rate Mortgage Loans
Pavilion East Associates (3)	$3,267	4.00%	$201	$3,283	Aug 2017	Nov 2017
Francis Scott Key Mall	5,844	3.84%	224	5,843	Mar 2018	Mar 2018
Gloucester Premium Outlets (3)	20,981	2.64%	458	20,981	June 2018	June 2019
Total Variable Rate Mortgage Loans	$30,092	3.02%	$883	$30,107
Total Mortgage Loans	$1,263,708	4.20%	$74,899	$1,130,357
CONSOLIDATED MORTGAGE LOANS	$1,064,804	4.05%	$61,450	$949,613
CONSOLIDATED DEFERRED FINANCING FEES	(3,620)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS (3)	198,904	5.01%	13,449	180,744
UNCONSOLIDATED DEFERRED FINANCING FEES (3)	(508)	N/A	N/A	N/A
2014 5 YEAR TERM LOAN (1)	150,000	2.95%	4,425	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (1)	250,000	3.04%	7,600	250,000	Dec 2021	Dec 2021
2015 5 YEAR TERM LOAN FIXED (1)	100,000	2.68%	2,680	100,000	June 2020	June 2020
2015 5 YEAR TERM LOAN VARIABLE	50,000	2.50%	1,250	50,000	June 2020	June 2020
TERM LOAN DEFERRED FINANCING FEES	(2,433)	N/A	N/A	N/A
2013 REVOLVING FACILITY (5)	—	—%	—	—	June 2018	June 2020
Total	$1,807,147	3.80%	$90,854	$1,680,357
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.16%	—	—
EFFECTIVE INTEREST RATE	$1,807,147	3.96%	$90,854	$1,680,357

(1)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(2)	Valley View Mall was classified as held for sale as of September 30, 2017.

(3)	Includes our share of debt of equity method investees, based on our ownership percentage.

(4)
In October 2017, Lehigh Valley Associates, LP (“LVA”), an unconsolidated entity in which we have a 50% partnership interest, and which owns Lehigh Valley Mall in Allentown Pennsylvania, entered into a new $200.0 million mortgage loan. The mortgage loan has a fixed interest rate of 4.06% and has a term of 10 years. in connection with this new mortgage loan financing, the unconsolidated entity repaid the previous $124.6 million mortgage loan using proceeds from the new mortgage loan. The unconsolidated entity distributed to us excess proceeds of $35.3 million.

(5)	There were no amounts outstanding under our 2013 Revolving Facility as of September 30, 2017.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

September 30, 2017
Consolidated Liabilities to Gross Asset Value	47.97%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	31.79%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.96
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	5.15
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	15.11%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of June 30, 2016 and January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2016 Annual Report on Form 10-K dated February 28, 2017.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. When used, the words “anticipate,” “believe,” “estimate,” “target,” “goal,” ”expect,” “intend,” “may,” “plan,” “project,” “result,” “should,” “will,” and similar expressions, which do not relate solely to historical matters, are intended to identify  forward looking statements. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to our development and redevelopment activities;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	our substantial debt and the liquidation preference value of our preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our principal credit agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through joint ventures or other partnerships, through sales of properties or interests in properties, through the issuance of equity or equity-related securities if market conditions are favorable, or through other actions;

•	our short- and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.